Commitments	12 Months Ended
Dec. 31, 2025
Commitments
Commitments

16.         Commitments

Voyage revenue

The Company enters into time charter arrangements on its vessels. As at December 31, 2025, the non-cancellable arrangements had remaining terms between nil day to five months, assuming redelivery at the earliest possible date. As at December 31, 2024, the non-cancellable arrangements had remaining terms between one day to nine months, assuming redelivery at the earliest possible date. Future net minimum lease revenues receivable under non-cancellable operating leases as at December 31, 2025 and 2024, were as follows (vessel off-hires and drydocking days that could occur but are not currently known are not taken into consideration and early delivery of the vessels by the charterers is not accounted for):

	2025	2024
Within one year	12,264	19,316
Total	12,264	19,316

These amounts include consideration for other elements of the arrangement apart from the right to use the vessel such as maintenance and crewing and its related costs.

For time charters that qualify as leases, the Company is required to disclose lease and non-lease components of lease revenue. The revenue earned under time charters is not negotiated in its two separate components, but as a whole. For purposes of determining the standalone selling price of the vessel lease and technical management service components of the Company’s time charters, the Company concluded that the residual approach would be the most appropriate method to use given that vessel lease rates are highly variable depending on shipping market conditions, the duration of such charters and the age of the vessel. The Company believes that the standalone transaction price attributable to the technical management service component, including crewing services, is more readily determinable than the price of the lease component and, accordingly, the price of the service component is estimated using data provided by its technical department, which consist of the crew expenses, maintenance and consumable costs and was approximately $18,866 and $14,676 for year ended December 31, 2025 and 2024, respectively. The lease component that is disclosed then is calculated as the difference between total revenue and the non-lease component revenue and was $25,339 and $19,856 for the year ended December 31, 2025 and 2024, respectively.

16.         Commitments (continued)

Office lease contract

As further discussed in Note 4 the Company has recognized a right of use asset and a corresponding liability with respect to the rental agreement of office space for its operations within a building leased by FG Europe (an affiliate of Globus’s chairman).

The depreciation charge for right-of-use assets for the years ended December 31, 2025, 2024 and 2023, was $328, $314 and $311, respectively, and recognized under depreciation in the consolidated statements of comprehensive income/(loss). The interest expense on lease liability for the years ended December 31, 2025, 2024 and 2023, was $44, $43 and $28, respectively, and recognized under interest expense and finance costs, net in the consolidated statements of comprehensive income/(loss).

At December 31, 2025 and 2024, the current lease liability amounted to nil and $332, respectively. The non-current lease liability amounted to nil and $531, respectively. As at December 31, 2025, and 2024, the net carrying amount of the right of use asset was nil, and $852, respectively. These are included in the accompanying consolidated statements of financial position. The total cash outflows for leases for the years ended December 31, 2025, 2024 and 2023, were $370, $357 and $349, respectively, and were recognized in the consolidated statement of cash flows under the Payment of lease liability – principal and Interest Paid.

Commitments under shipbuilding contracts

On August 18, 2023, the Company signed two contracts for the construction and purchase of two fuel efficient bulk carriers of about 64,000 dwt each. The two vessels will be built at Nihon Shipyard Co. in Japan and are scheduled to be delivered during the second half of 2026. The total consideration for the construction of both vessels is approximately $75.5 million (absolute amount), which the Company intends to finance with a combination of debt and equity. In August 2023 the Company paid the first installment of $7.5 million (absolute amount) for both vessels under construction. In August 2024 paid the second installment of $7.5 million (absolute amount), and in September and November 2025 paid the third installment of $7.5 million in aggregate (absolute amount) for both vessels under construction.

The contractual annual payments per subsidiary to be made subsequent to December 31, 2025, were as follows:

	Olympia Shipholding S.A.	Thalia Shipholding S.A.	Total
January 1, 2026 to December 31, 2026	26,530	26,530	53,060
Total	26,530	26,530	53,060

Loan agreements

On November 28, 2025, the Company, through its subsidiary Thalia Shipholding S.A., reached an agreement with Marguerite Maritime S.A., a Panamanian subsidiary of a Japanese leasing company unaffiliated with us, for a loan facility of $25.0 million (absolute amount) bearing interest at Term SOFR plus a margin of 2.175% per annum. This loan agreement provides that it is to be repaid by 20 consecutive quarterly installments of $321 each, and $18.58 million (absolute amount) to be paid together with the 20th (and last) installment. The proceeds of this financing will be used for the purchase of the approximately 64,000 dwt fuel efficient bulk carrier, which is scheduled to be delivered from the relevant shipyard during the third quarter of 2026. As collateral for the loan, among other things, a mortgage over the new building was granted, and a general assignment was granted over the earnings, the insurances, any requisition compensation, any charter and any charter guarantee with respect to the new building. Globus Maritime Limited guaranteed the loan.